                                                                  Exhibit (e)(2)


                                                             Dated July 31, 2000



                               AMENDED SCHEDULE A

                                     TO THE
                             DISTRIBUTION AGREEMENT
                                     BETWEEN
                            PACIFIC CAPITAL FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
          (Formerly known as The Winsbury Company Limited Partnership)




                                      FUNDS


Diversified Fixed Income Fund
Growth and Income Fund
Growth Stock Fund
International Equity Fund
New Asia Growth Fund
Short Intermediate U.S. Treasury Fund
Small Cap Fund
Tax-Free Securities Fund
Tax-Free Short Intermediate Securities Fund
Value Fund
Balanced Fund
Ultra Short Government Fund

                                              PACIFIC CAPITAL FUNDS

                                              By: /s/ Alaina Metz
                                              Title:

                                              BISYS FUND SERVICES
                                              LIMITED PARTNERSHIP
                                              By: BISYS Fund Services, Inc.
                                                    General Partner

                                              By: /s/ Martin Dean
                                              Title:

                                                             Dated July 31, 2000



                               AMENDED SCHEDULE B

                                     TO THE
                             DISTRIBUTION AGREEMENT
                                     BETWEEN
                            PACIFIC CAPITAL FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
          (Formerly known as The Winsbury Company Limited Partnership)




                                      FUNDS

Diversified Fixed Income Fund
Growth and Income Fund
Growth Stock Fund
International Equity Fund
New Asia Growth Fund
Short Intermediate U.S. Treasury Fund
Small Cap Fund
Tax-Free Securities Fund
Tax-Free Short Intermediate Securities Fund
Value Fund
Balanced Fund
Ultra Short Government Fund


                                              PACIFIC CAPITAL FUNDS

                                              By: /s/ Alaina Metz
                                              Title:

                                              BISYS FUND SERVICES
                                              LIMITED PARTNERSHIP
                                              By: BISYS Fund Services, Inc.
                                                    General Partner

                                              By: /s/ Martin Dean
                                              Title: